Taxation	9 Months Ended
Sep. 30, 2025
Taxation
Taxation

10.Taxation

	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2025	2024	2025	2024
	$'m	$'m	$'m	$'m

Current taxes	47.3	2.5	126.3	45.1
Deferred income taxes	(6.3)	3.9	(11.4)	(4.4)
Total taxation expense	41.0	6.4	114.9	40.7

Income tax expense is recognized in each interim period based on tax computations for each group entity based upon the income or loss before tax in the period. Adjustments for material temporary and permanent differences are made by reference to the relevant tax law.

The income tax expense for the three month period ended September 30, 2025 (“third quarter”) increased by $34.6 million compared to the same period in 2024 primarily due to an increase in profitability. The effective tax rate in the third quarter is below the expected rate due to certain unrealized net foreign exchange gains within finance income in Nigeria not giving rise to a tax expense partially offset by a reduction in deferred tax asset recognition for tax losses in the Latam segment and an increase in the provision for uncertain tax positions.

The income tax expense for the nine month period ended September 30, 2025 increased by $74.2 million compared to the same period in 2024 primarily due to an increase in profitability. The effective tax rate is above the expected rate due to an increase in the provision for uncertain tax positions and a reduction in deferred tax asset recognition for tax losses in the Latam segment partially offset by the year-to-date unrealized net foreign exchange gains in Nigeria not giving rise to a tax expense.